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                                                                   EXHIBIT 99.14


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS EITHER REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                            THE CERPLEX GROUP, INC.

                             10% Subordinated Note
                               Due June 30, 1998

Registered                                                    Tustin, California
R-001                                                           January 30, 1998
$2,000,000

                 THE CERPLEX GROUP, INC., a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to AURORA ELECTRONICS, INC., a Delaware corporation, or its registered assigns, the principal sum of TWO MILLION DOLLARS ($2,000,000) on June 30, 1998 (the "Maturity Date"), and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid stated principal sum hereof at the rate of 10% per annum, payable on the Maturity Date, and thereafter at the rate of 12% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

                 All payments of principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and shall be made at the offices of the person deemed the holder hereof in accordance with Section 4 below.

                 For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday under the laws of the State of New York.

                 1. NOTES. This Note is issued pursuant to a Note Purchase Agreement, dated as of January 30, 1998 (the "Note Purchase Agreement"), between the Company and Aurora Electronics, Inc. As used herein, the term "Note" or "Notes" includes the 10% Subordinated Note of the Company originally so issued and any 10% Subordinated Note or Notes subsequently issued upon exchange or transfer thereof.
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                 2.       TRANSFER, ETC. OF NOTE.  The Company shall keep at
its office or agency maintained as provided in Section 8(a) a register in which the Company shall provide for the registration of this Note and for the registration of transfer and exchange of this Note. The holder of this Note may, at its option, and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office or agency of the Company maintained as provided in Section 8(a), and, without expense to such holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefor a Note or Notes each in such denomination or denominations as the holder hereof may request, dated as of the date to which interest has been paid on this Note so surrendered for transfer or exchange, for the same aggregate principal sum as the then unpaid principal sum of this Note so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by the holder hereof. This Note, when presented or surrendered for registration of transfer or exchange, shall be duly endorsed, or shall be accompanied by a written instrument of transfer, satisfactory in form to the Company, duly executed by the holder of this Note or his attorney duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of this Note shall be valid unless made in the foregoing manner at such office or agency.

                 3. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity from the holder hereof reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on this Note.

                 4. PERSON DEEMED OWNER; HOLDER. The Company may deem and treat the person in whose name this Note is registered as the owner and holder of this Note for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note shall be overdue.

                 5. OPTIONAL PREPAYMENTS. The Company may, at its option, prepay all or any portion of this Note, at the principal amount hereof so to be prepaid, together with interest accrued thereon to the date of such prepayment.
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                 6.       NOTICES.  All notices to be given to the holder of
this Note by the Company shall be given by registered or certified mail to the person in whose name this Note is registered at its address designated on the register maintained by the Company on the date of mailing such notice.

                 7. SURRENDER OF NOTE; NOTATION THEREON. Upon any prepayment of a portion of the principal amount of this Note, the holder hereof, at its option, may require the Company to execute and deliver at the expense of the Company (except for taxes or governmental charges imposed in connection therewith), upon surrender of this Note, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may present this Note to the Company for notation hereon of the payment of the portion of the principal amount of this Note so prepaid.

                 8. COVENANTS. The Company covenants and agrees that, so long as this Note shall be outstanding:

                 (a) Maintenance of Office. The Company will maintain an office or agency in such place in the United States of America as the Company may designate in writing to the registered holder hereof, where this Note may be presented for registration of transfer and exchange as herein provided, where notices and demands to or upon the Company in respect of this Note may be served and where, at the option of the holder hereof, this Note may be presented for payment. Until the Company otherwise notifies the holder of this Note, said office shall be the principal office of the Company at 1382 Bell Avenue, Tustin, California 92870.

                 (b) Corporate Existence. The Company will do or cause to be done all things necessary and lawful to preserve and keep in full force and effect its corporate existence, rights and franchises and the corporate existence, rights and franchises of each of its subsidiaries; provided, however, that nothing in this paragraph (b) shall prevent the abandonment or termination of any rights or franchises of the Company, or the liquidation or dissolution of, or a sale, transfer or disposition (whether through merger, consolidation, sale or otherwise) of all or any substantial part of the property and assets of, any subsidiary or the abandonment or termination of the corporate existence, rights and franchises of any subsidiary if such abandonment, termination, liquidation, dissolution, sale, transfer or disposition is, in the good faith business judgment of the Company, in the best interests of the Company and is not disadvantageous in any material respect to the holder of this Note.





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                 (c)      Notice of Default.  If any one or more events which
         constitute, or which with notice or lapse of time or both would constitute, an Event of Default under Section 10 of this Note shall occur, the Company shall, immediately after it becomes aware that any such event has occurred, give notice to the holder of this Note, specifying the nature of such event.

                 9. AMENDMENTS, MODIFICATIONS AND WAIVERS. This Note may not be amended or modified nor any provision hereof waived except in a writing signed by the Company and the holder of this Note.

                 10. EVENTS OF DEFAULT. If any one or more of the following events, herein called Events of Default, shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the Company or any subsidiary, be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority, and such Event of Default shall be continuing:

                 (a) the Company shall not pay any principal of this Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                 (b) the Company shall not pay all accrued interest on this Note on the Maturity Date, or shall not pay any interest when due in connection with any prepayment or repayment of principal of this Note, and such non-payment shall continue for a period of 10 Business Days; or

                 (c) the Company shall fail to duly perform or observe any other covenant, condition or agreement to be observed or performed by it pursuant to the terms hereof and such failure shall continue for 30 days after written notice from the holder hereof specifying such failure and requesting that the same be remedied; or

                 (d) any representation or warranty made by the Company in the Note Purchase Agreement shall prove to have been false or incorrect on the date on or as of which made in any respect material to the transactions contemplated by such Agreement; or

                 (e) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company or any subsidiary in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter





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         amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any subsidiary or for any substantial part of any of their property, or ordering the winding-up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (f) the commencement by the Company or any subsidiary of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or any subsidiary or for any substantial part of their property, or the making by any of them of any assignment for the benefit of creditors, or the failure of the Company or any subsidiary generally to pay its debts as such debts become due; or

                 (g) default as defined in any instrument evidencing or under which the Company or any subsidiary has outstanding at the time any indebtedness for money borrowed in excess of $2,000,000 in aggregate principal amount shall occur and as a result thereof the maturity of any such indebtedness shall have been accelerated so that the same shall have become due and payable prior to the date on which the same would otherwise have become due and payable and such acceleration shall not have been rescinded or annulled within 30 days; or

                 (h) final judgment for the payment of money in excess of $200,000 shall be rendered against the Company or a subsidiary and the same shall remain undischarged for a period of 60 days during which execution shall not be effectively stayed;

then, the holder of this Note may, at its option, by notice to the Company, declare this Note to be, and this Note shall thereupon be and become, forthwith due and payable together with interest accrued hereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law.

                 At any time after any declaration of acceleration of this Note has been made as provided in this Section 10, the holder of this Note may, by notice to the Company, rescind such declaration and its consequences, if all other defaults and Events of Default (other than nonpayments of principal and interest that have become due solely by reason of acceleration) shall have been remedied or cured or shall have been waived pursuant to this paragraph; provided, however, that no such rescission shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.





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                 11.      SUITS FOR ENFORCEMENT.  In case any one or more of
the Events of Default specified in Section 10 of this Note shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

                 In case of any default under this Note, the Company will pay to the holder hereof such amounts as shall be sufficient to cover the reasonable costs and expenses of the holder hereof due to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

                 12. REMEDIES CUMULATIVE. No remedy herein conferred upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                 13. REMEDIES NOT WAIVED. No course of dealing between the Company and the holder of this Note or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

                 14.      SUBORDINATION.

                 (a) Anything contained in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note and any obligations arising in connection herewith shall be subordinate and junior, to the extent set forth in this Section 14, to all Senior Indebtedness of the Company. "Senior Indebtedness" shall mean the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all fees, reimbursements, indemnity obligations (including any fees, reimbursements or indemnity obligations accruing subsequent to the filing of a petition of bankruptcy, whether or not such fees, reimbursements or indemnity obligations constitute an allowed claim under applicable law) and other obligations arising in connection with, the Credit Agreement (as defined below) and any other indebtedness for borrowed money of the Company, contingent or otherwise, now outstanding or created, incurred, issued, assumed or guaranteed in the future, other than indebtedness as to which the instrument creating or





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evidencing the same or pursuant to which the same is outstanding expressly provides that such indebtedness is subordinate in right of payment to all other indebtedness of the Company. For purposes of this Note, "Credit Agreement" shall mean the Credit Agreement, dated as of October 12, 1994, as amended, among the Company, the Lenders named therein and Citibank, N.A., as successor to Wells Fargo Bank, National Association, as Administrative Agent (the "Agent"), together with any agreement entered into in connection with the restatement, renewal, extension, restructuring, refunding or refinancing of the Obligations.

                 (A) In the event of any insolvency, bankruptcy, liquidation, reorganization, assignment for the benefit of creditors or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all Senior Indebtedness shall first be paid in full in cash before any direct or indirect payment or distribution, whether on account of principal, interest or otherwise, is made upon this Note.

                 (B)      In any of the proceedings referred to in paragraph
         (A) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable in respect of this Note shall be paid or delivered directly to the holder of Senior Indebtedness for application in payment thereof, unless and until all Senior Indebtedness shall have been paid in full in cash.

                 (C) No direct or indirect payments or distributions by or on behalf of the Company on or with respect to this Note (whether pursuant to the terms of this Note or upon acceleration or otherwise, or the payment of principal of or interest on this Note) shall be made until all Senior Indebtedness has been paid in full in cash and all obligations to provide financial accommodations under the Credit Agreement.

                 (b) Until and unless the Senior Indebtedness is indefeasibly paid in full in cash, the holder of this Note shall not be subrogated to any rights or claims of the holders of the Senior Indebtedness. Subject to the indefeasible payment in full in cash of all Senior Indebtedness as aforesaid, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Indebtedness, until the principal of, and interest on, this Note shall be paid in full in cash, and, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, no such payment or distribution made to the holders of Senior Indebtedness by virtue of





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this Section 14 which otherwise would have been made to the holder of this Note shall be deemed a payment by the Company on account of the Senior Indebtedness, it being understood that the provisions of this Section 14 are and are intended solely for the purposes of defining the relative rights of the holder of this Note, on the one hand, and the holders of Senior Indebtedness, on the other hand. Subject to the rights, if any, under this Section 14 of holders of Senior Indebtedness to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Note, nothing herein shall either impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal hereof and interest hereon in accordance with the terms hereof or prevent (except as otherwise specified therein) the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder.

                 (c) If any payment or distribution of any character, whether in cash, property, stock or obligations, shall be received by the holder of this Note in contravention of any of the terms hereof or before the Senior Indebtedness has been indefeasibly paid in full in cash and all obligations to provide financial accommodations under the Credit Agreement have terminated, such payment or distribution shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full in cash. In the event of the failure of any such holder to endorse or assign any such payment or distribution, each holder of any Senior Indebtedness is hereby irrevocably authorized to endorse or assign the name.

                 (d) The rights under these subordination provisions of the holders of any Senior Indebtedness as against the holder of this Note shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                 (i)      any act or failure to act on the part of the Company;
         or

                 (ii) any extension or indulgence in respect of any payment or prepayment of any Senior Indebtedness or any part thereof or in respect of any other amount payable to any holder of any Senior Indebtedness; or

                 (iii) any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Indebtedness or any other agreement which may be made relating to any Senior Indebtedness; or





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                 (iv)     any exercise or non-exercise by the holder of any
         Senior Indebtedness of any right, power, privilege or remedy under or in respect of such Senior Indebtedness or these subordination provisions or any waiver of any such right, power, privilege or remedy or of any default in respect of such Senior Indebtedness or these subordination provisions or any receipt by the holder of any Senior Indebtedness of any security, or any failure by such holder to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Indebtedness; or

                 (v) any merger or consolidation of the Company or any of its subsidiaries into or with any other person, or any sale, lease or transfer of any or all of the assets of the Company or any of its subsidiaries to any other person; or

                 (vi) absence of any notice to, or knowledge by, any holder of any claim hereunder of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (i) through (v); or

                 (vii)    any other circumstance.

                 (e) The holder of this Note unconditionally waives (i) notice of any of the matters referred to in Section 14(d), (ii) all notices which may be required, whether by statute, rule of law or otherwise, to preserve intact any rights of any holder of any Senior Indebtedness, including, without limitation, any demand, presentment and protest, proof of notice of nonpayment under any Senior Indebtedness or the Credit Agreement, and notice of any failure on the part of the Company to perform and comply with any covenant, agreement, term or condition of any Senior Indebtedness, (iii) any right to the enforcement, assertion or exercise by any holder of any Senior Indebtedness of any right, power, privilege or remedy conferred in such Senior Indebtedness or otherwise, (iv) any requirements of diligence on the part of any holder of any of the Senior Indebtedness, (v) any requirement on the part of any holder of any Senior Indebtedness to mitigate damages resulting from any default under such Senior Indebtedness, (vi) any marshalling by the holders of the Senior Indebtedness and (vii) any notice of any sale, transfer or other disposition of any Senior Indebtedness by any holder thereof.

                 (f) The obligations of the holder of this Note under these subordination provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness, or any other payment to any holder of any Senior Indebtedness in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Indebtedness upon the occurrence of any proceeding referred to in paragraph (a)(A) hereof or upon or as a result of the appoint of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial





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part of its property or otherwise, all as though such payment had not been made.

                 (g) Notwithstanding anything to the contrary herein, the Company shall not at any time offer (and the holder hereof shall not at any time accept) (i) any pledge of collateral or (ii) any guaranty by any parent or subsidiary of the Company, in each case with respect to the obligations of the Company under this Note.

                 (h) If payment of this Note is accelerated by the holder hereof pursuant to Section 10 because of an Event of Default, then the Company shall promptly notify the Agent under the Credit Agreement of such acceleration.

                 15. COVENANTS BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                 16.      GOVERNING LAW.    THIS NOTE SHALL BE GOVERNED AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 17. HEADINGS. The headings of the Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.





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                 IN WITNESS WHEREOF, THE CERPLEX GROUP, INC. has caused this
Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the day and year first above written.


                                           THE CERPLEX GROUP, INC.



                                           By:
                                              -------------------------------
                                              Name:
                                              Title: